Exhibit 99.2
BRISTOL-MYERS SQUIBB COMPANY
QUARTERLY TREND ANALYSIS OF REVENUES
(Unaudited, dollars in millions)

Revenues	2020							2021							% Change		FX Impact(b)
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD
United States	$6,766	$6,487	$13,253	$6,542	$19,795	$6,782	$26,577	$7,010							4%	4%	—	—
Europe	2,567	2,136	4,703	2,453	7,156	2,697	9,853	2,553							(1)%	(1)%	8%	8%
Rest of the World	1,335	1,334	2,669	1,361	4,030	1,427	5,457	1,346							1%	1%	2%	2%
Other(a)	113	172	285	184	469	162	631	164							45%	45%	—	—
Total	$10,781	$10,129	$20,910	$10,540	$31,450	$11,068	$42,518	$11,073							3%	3%	2%	2%

% of Revenues	2020							2021
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year
United States	62.8%	64.0%	63.4%	62.1%	62.9%	61.3%	62.5%	63.3%
Europe	23.8%	21.1%	22.5%	23.3%	22.8%	24.4%	23.2%	23.1%
Rest of the World	12.4%	13.2%	12.8%	12.9%	12.8%	12.9%	12.8%	12.2%
Other	1.0%	1.7%	1.3%	1.7%	1.5%	1.4%	1.5%	1.4%
Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
(a)    Other revenues include royalties and alliance-related revenues for products not sold by our regional commercial organizations.
(b)    Foreign exchange impacts were derived by applying the prior period average currency rates to the current period revenues.

BRISTOL-MYERS SQUIBB COMPANY
EARNINGS FROM OPERATIONS
(Unaudited, dollars and shares in millions except per share data)

	2020							2021							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Net product sales	$10,541	$9,817	$20,358	$10,197	$30,555	$10,766	$41,321	$10,798							2%	2%
Alliance and other revenues	240	312	552	343	895	302	1,197	275							15%	15%
Total Revenues	10,781	10,129	20,910	10,540	31,450	11,068	42,518	11,073							3%	3%

Cost of products sold(a)	3,662	2,699	6,361	2,502	8,863	2,910	11,773	2,841							(22)%	(22)%
Marketing, selling and administrative	1,606	1,628	3,234	1,706	4,940	2,721	7,661	1,666							4%	4%
Research and development	2,372	2,522	4,894	2,499	7,393	3,750	11,143	2,225							(6)%	(6)%
IPRD charge - MyoKardia acquisition	—	—	—	—	—	11,438	11,438	—							N/A	N/A
Amortization of acquired intangible assets	2,282	2,389	4,671	2,491	7,162	2,526	9,688	2,513							10%	10%
Other (income)/expense, net	1,163	(736)	427	(915)	(488)	(1,826)	(2,314)	(702)							**	**
Total Expenses	11,085	8,502	19,587	8,283	27,870	21,519	49,389	8,543							(23)%	(23)%

Earnings/(Loss) Before Income Taxes	(304)	1,627	1,323	2,257	3,580	(10,451)	(6,871)	2,530							**	**
Provision/(Benefit) for Income Taxes	462	1,707	2,169	379	2,548	(424)	2,124	501							8%	8%
Net Earnings/(Loss)	(766)	(80)	(846)	1,878	1,032	(10,027)	(8,995)	2,029							**	**
Noncontrolling Interest	9	5	14	6	20	—	20	8							(11)%	(11)%
Net Earnings/(Loss) Attributable to BMS	$(775)	$(85)	$(860)	$1,872	$1,012	$(10,027)	$(9,015)	$2,021							**	**

Diluted Earnings/(Loss) per Common Share*	$(0.34)	$(0.04)	$(0.38)	$0.82	$0.44	$(4.45)	$(3.99)	$0.89							**	**
Weighted-Average Common Shares Outstanding - Diluted	2,258	2,263	2,261	2,290	2,295	2,252	2,258	2,265							—	—
Dividends declared per common share	$0.45	$0.45	$0.90	$0.45	$1.35	$0.49	$1.84	$0.49							9%	9%

	2020							2021
% of Total Revenues	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year
Gross Margin	66.0%	73.4%	69.6%	76.3%	71.8%	73.7%	72.3%	74.3%

Other Ratios
Effective tax rate	(152.0)%	104.9%	163.9%	16.8%	71.2%	4.1%	(30.9)%	19.8%

Other (income)/expense, net	2020							2021							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Interest expense(b)	$362	$357	$719	$346	$1,065	$355	$1,420	$353							(2)%	(2)%
Contingent consideration	556	(165)	391	(988)	(597)	(1,160)	(1,757)	(510)							**	**
Royalties and licensing income	(410)	(311)	(721)	(403)	(1,124)	(403)	(1,527)	(367)							(10)%	(10)%
Equity investment (gains)/losses	338	(818)	(480)	(244)	(724)	(504)	(1,228)	(601)							**	**
Integration expenses	174	166	340	195	535	182	717	141							(19)%	(19)%
Provision for restructuring	160	115	275	176	451	79	530	45							(72)%	(72)%
Litigation and other settlements	32	(1)	31	10	41	(235)	(194)	(8)							**	**
Transition and other service fees	(61)	(50)	(111)	(18)	(129)	(20)	(149)	(15)							(75)%	(75)%
Investment income	(61)	(25)	(86)	(13)	(99)	(22)	(121)	(9)							(85)%	(85)%
Reversion excise tax	76	—	76	—	76	—	76	—							(100)%	(100)%
Divestiture (gains)/losses	(16)	9	(7)	1	(6)	(49)	(55)	—							(100)%	(100)%
Intangible asset impairment	—	21	21	—	21	—	21	—							N/A	N/A
Loss on debt redemption	—	—	—	—	—	—	—	281							N/A	N/A
Other	13	(34)	(21)	23	2	(49)	(47)	(12)							**	**
Other (income)/expense, net	$1,163	$(736)	$427	$(915)	$(488)	$(1,826)	$(2,314)	$(702)							**	**
*    Quarterly amounts may not add to the year-to-date amounts, as each period is computed on a discrete basis.
**    In excess of +/- 100%.
(a)    Excludes amortization of acquired intangible assets.
(b)    Includes amortization of purchase price adjustments to Celgene debt.

BRISTOL-MYERS SQUIBB COMPANY
RECONCILIATION OF GAAP AND NON-GAAP GROWTH DOLLARS AND PERCENTAGES EXCLUDING FOREIGN EXCHANGE IMPACT
FOR THE PERIOD ENDED MARCH 31, 2021
(Unaudited, dollars in millions)

QUARTER-TO-DATE	2021	2020	$ Change	% Change	Favorable / (Unfavorable) FX Impact $*	2021 Excluding FX	Favorable / (Unfavorable) FX Impact %*	% Change Excluding FX
Revenues	$11,073	$10,781	$292	3%	$223	$10,850	2%	1%
Gross profit	8,232	7,119	1,113	16%	N/A	N/A	N/A	N/A
Gross profit excluding specified items(a)	8,649	8,557	92	1%	N/A	N/A	N/A	N/A

Gross profit excluding specified items as a % of revenues	78.1%	79.4%

Marketing, selling and administrative	1,666	1,606	60	4%	(28)	1,638	(2)%	2%
Marketing, selling and administrative excluding specified items(a)	1,667	1,585	82	5%	(28)	1,639	(2)%	3%

Marketing, selling and administrative excluding specified items as a % of revenues	15.1%	14.7%

Research and development	2,225	2,372	(147)	(6)%	(12)	2,213	(1)%	(7)%
Research and development excluding specified items(a)	2,224	2,256	(32)	(1)%	(12)	2,212	(1)%	(2)%

Research and development excluding specified items as a % of revenues	20.1%	20.9%
*    Foreign exchange impacts were derived by applying the prior period average currency rates to the current period revenues and expenses.
(a)    Refer to the Specified Items schedule for further details.

BRISTOL-MYERS SQUIBB COMPANY
WORLDWIDE REVENUES
QUARTERLY REVENUES TREND ANALYSIS
(Unaudited, dollars in millions)

	2020							2021							$ Change		% Change(b)
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD
Prioritized Brands
Revlimid	$2,915	$2,884	$5,799	$3,027	$8,826	$3,280	$12,106	$2,944							$29	$29	1%	1%
Eliquis	2,641	2,163	4,804	2,095	6,899	2,269	9,168	2,886							245	245	9%	9%
Opdivo	1,766	1,653	3,419	1,780	5,199	1,793	6,992	1,720							(46)	(46)	(3)%	(3)%
Orencia	714	750	1,464	826	2,290	867	3,157	758							44	44	6%	6%
Pomalyst/Imnovid	713	745	1,458	777	2,235	835	3,070	773							60	60	8%	8%
Sprycel	521	511	1,032	544	1,576	564	2,140	470							(51)	(51)	(10)%	(10)%
Yervoy	396	369	765	446	1,211	471	1,682	456							60	60	15%	15%
Abraxane	300	308	608	342	950	297	1,247	314							14	14	5%	5%
Empliciti	97	97	194	96	290	91	381	85							(12)	(12)	(12)%	(12)%
Reblozyl	8	55	63	96	159	115	274	112							104	104	**	**
Inrebic	12	15	27	13	40	15	55	16							4	4	33%	33%
Onureg	—	—	—	3	3	14	17	15							15	15	N/A	N/A
Zeposia	—	1	1	2	3	9	12	18							18	18	N/A	N/A

Established Brands
Vidaza	158	126	284	106	390	65	455	54							(104)	(104)	(66)%	(66)%
Baraclude	122	121	243	100	343	104	447	113							(9)	(9)	(7)%	(7)%
Other Brands(a)	418	331	749	287	1,036	279	1,315	339							(79)	(79)	(19)%	(19)%

Total	$10,781	$10,129	$20,910	$10,540	$31,450	$11,068	$42,518	$11,073							$292	$292	3%	3%
**    In excess of +/- 100%.
(a)    Includes products that have lost exclusivity in major markets, over-the-counter (OTC) brands and royalty revenue.
(b)    Changes in buying patterns resulting from the COVID-19 pandemic contributed approximately $500 million of revenues in the three months ended March 31, 2020. Excluding the impact of the COVID-19 pandemic, total revenues increased 8% in the three months ended March 31, 2021 as compared to the prior year period. Excluding the impacts of the COVID-19 pandemic and foreign exchange, total revenues increased 6% in the three months ended March 31, 2021 as compared to the prior year period.

	1st Qtr		$ Change	% Change	2020 Favorable COVID-19 Impact $	2020 Excluding COVID-19 Impact	% Change Excluding COVID-19 Impact	Favorable FX Impact %	% Change Excluding COVID-19 Impact and FX
	2020	2021
Total revenues	$10,781	$11,073	$292	3%	$500	$10,281	8%	2%	6%

BRISTOL-MYERS SQUIBB COMPANY
U.S. REVENUES
QUARTERLY REVENUES TREND ANALYSIS
(Unaudited, dollars in millions)

	2020							2021							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Prioritized Brands
Revlimid	$1,966	$2,048	$4,014	$2,080	$6,094	$2,197	$8,291	$1,958							—	—
Eliquis	1,777	1,363	3,140	1,118	4,258	1,227	5,485	1,923							8%	8%
Opdivo	1,008	956	1,964	1,018	2,982	963	3,945	944							(6)%	(6)%
Orencia	500	554	1,054	588	1,642	626	2,268	536							7%	7%
Pomalyst/Imnovid	489	522	1,011	548	1,559	577	2,136	512							5%	5%
Sprycel	300	308	608	336	944	351	1,295	275							(8)%	(8)%
Yervoy	257	254	511	309	820	304	1,124	294							14%	14%
Abraxane	205	218	423	236	659	214	873	225							10%	10%
Empliciti	59	59	118	59	177	53	230	51							(14)%	(14)%
Reblozyl	8	55	63	92	155	104	259	98							**	**
Inrebic	12	15	27	13	40	15	55	15							25%	25%
Onureg	—	—	—	3	3	14	17	14							N/A	N/A
Zeposia	—	1	1	2	3	7	10	13							N/A	N/A

Established Brands
Vidaza	2	—	2	—	2	—	2	5							**	**
Baraclude	3	3	6	3	9	3	12	4							33%	33%
Other Brands(a)	180	131	311	137	448	127	575	143							(21)%	(21)%

Total(b)	$6,766	$6,487	$13,253	$6,542	$19,795	$6,782	$26,577	$7,010							4%	4%
**    In excess of +/- 100%.
(a)    Includes products that have lost exclusivity in major markets, OTC brands and royalty revenue.
(b)    Includes Puerto Rico.

BRISTOL-MYERS SQUIBB COMPANY
INTERNATIONAL REVENUES
QUARTERLY REVENUES TREND ANALYSIS
(Unaudited, dollars in millions)

	2020							2021							% Change(b)
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Prioritized Brands
Revlimid	$949	$836	$1,785	$947	$2,732	$1,083	$3,815	$986							4%	4%
Eliquis	864	800	1,664	977	2,641	1,042	3,683	963							11%	11%
Opdivo	758	697	1,455	762	2,217	830	3,047	776							2%	2%
Orencia	214	196	410	238	648	241	889	222							4%	4%
Pomalyst/Imnovid	224	223	447	229	676	258	934	261							17%	17%
Sprycel	221	203	424	208	632	213	845	195							(12)%	(12)%
Yervoy	139	115	254	137	391	167	558	162							17%	17%
Abraxane	95	90	185	106	291	83	374	89							(6)%	(6)%
Empliciti	38	38	76	37	113	38	151	34							(11)%	(11)%
Reblozyl	—	—	—	4	4	11	15	14							N/A	N/A
Inrebic	—	—	—	—	—	—	—	1							N/A	N/A
Onureg	—	—	—	—	—	—	—	1							N/A	N/A
Zeposia	—	—	—	—	—	2	2	5							N/A	N/A

Established Brands
Vidaza	156	126	282	106	388	65	453	49							(69)%	(69)%
Baraclude	119	118	237	97	334	101	435	109							(8)%	(8)%
Other Brands(a)	238	200	438	150	588	152	740	196							(18)%	(18)%

Total	$4,015	$3,642	$7,657	$3,998	$11,655	$4,286	$15,941	$4,063							1%	1%
(a)    Includes products that have lost exclusivity in major markets, OTC brands and royalty revenue.
(b)    The foreign exchange impact on international revenues was favorable 6% for both the first quarter and year-to-date. The foreign exchange impact on Prioritized Brands is included below.

	Quarter-to-Date			Year-to-Date
	Revenue Change %	Favorable/ (Unfavorable) FX Impact %	Revenue Change % Excluding FX	Revenue Change %	Favorable/ (Unfavorable) FX Impact %	Revenue Change % Excluding FX
Revlimid	4%	6%	(2)%	4%	6%	(2)%
Eliquis	11%	8%	3%	11%	8%	3%
Opdivo	2%	4%	(2)%	2%	4%	(2)%
Orencia	4%	5%	(1)%	4%	5%	(1)%
Pomalyst/Imnovid	17%	6%	11%	17%	6%	11%
Sprycel	(12)%	4%	(16)%	(12)%	4%	(16)%
Yervoy	17%	5%	12%	17%	5%	12%
Abraxane	(6)%	4%	(10)%	(6)%	4%	(10)%
Empliciti	(11)%	4%	(15)%	(11)%	4%	(15)%

BRISTOL-MYERS SQUIBB COMPANY
SPECIFIED ITEMS
(Unaudited, dollars in millions)

	2020							2021
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year
Inventory purchase price accounting adjustments	$1,420	$714	$2,134	$456	$2,590	$98	$2,688	$79
Intangible asset impairment	—	—	—	—	—	575	575	315
Employee compensation charges	2	1	3	—	3	1	4	—
Site exit and other costs	16	13	29	3	32	1	33	23
Cost of products sold	1,438	728	2,166	459	2,625	675	3,300	417

Employee compensation charges	15	12	27	7	34	241	275	—
Site exit and other costs	6	(1)	5	(1)	4	—	4	(1)
Marketing, selling and administrative	21	11	32	6	38	241	279	(1)

License and asset acquisition charges	25	300	325	203	528	475	1,003	—
IPRD impairments	—	—	—	—	—	470	470	—
Inventory purchase price accounting adjustments	17	—	17	8	25	11	36	—
Employee compensation charges	18	15	33	8	41	241	282	1
Site exit and other costs	56	39	95	4	99	16	115	—
Research and development	116	354	470	223	693	1,213	1,906	1

IPRD charge - MyoKardia acquisition	—	—	—	—	—	11,438	11,438	—

Amortization of acquired intangible assets	2,282	2,389	4,671	2,491	7,162	2,526	9,688	2,513

Interest expense(a)	(41)	(41)	(82)	(40)	(122)	(37)	(159)	(34)
Contingent consideration	556	(165)	391	(988)	(597)	(1,160)	(1,757)	(510)
Royalties and licensing income	(83)	(18)	(101)	(53)	(154)	(14)	(168)	(14)
Equity investment (gains)/losses	339	(818)	(479)	(214)	(693)	(463)	(1,156)	(608)
Integration expenses	174	166	340	195	535	182	717	141
Provision for restructuring	160	115	275	176	451	79	530	45
Litigation and other settlements	—	—	—	—	—	(239)	(239)	—
Reversion excise tax	76	—	76	—	76	—	76	—
Divestiture (gains)/losses	(16)	9	(7)	1	(6)	(49)	(55)	—
Loss on debt redemption	—	—	—	—	—	—	—	281
Other (income)/expense, net	1,165	(752)	413	(923)	(510)	(1,701)	(2,211)	(699)

Increase to pretax income	5,022	2,730	7,752	2,256	10,008	14,392	24,400	2,231

Income taxes on items above	(291)	(3)	(294)	(405)	(699)	(1,034)	(1,733)	(300)
Income taxes attributed to Otezla® divestiture	—	255	255	11	266	—	266	—
Income taxes attributed to internal transfer of intangible assets	—	853	853	—	853	—	853	—
Income taxes	(291)	1,105	814	(394)	420	(1,034)	(614)	(300)

Increase to net earnings	$4,731	$3,835	$8,566	$1,862	$10,428	$13,358	$23,786	$1,931
(a)    Includes amortization of purchase price adjustments to Celgene debt.

BRISTOL-MYERS SQUIBB COMPANY
RECONCILIATION OF CERTAIN GAAP LINE ITEMS TO CERTAIN NON-GAAP LINE ITEMS
(Unaudited, dollars in millions)

	2020							2021
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year
Gross Profit	$7,119	$7,430	$14,549	$8,038	$22,587	$8,158	$30,745	$8,232
Specified items(a)	1,438	728	2,166	459	2,625	675	3,300	417
Gross profit excluding specified items	8,557	8,158	16,715	8,497	25,212	8,833	34,045	8,649

Marketing, selling and administrative	1,606	1,628	3,234	1,706	4,940	2,721	7,661	1,666
Specified items(a)	(21)	(11)	(32)	(6)	(38)	(241)	(279)	1
Marketing, selling and administrative excluding specified items	1,585	1,617	3,202	1,700	4,902	2,480	7,382	1,667

Research and development	2,372	2,522	4,894	2,499	7,393	3,750	11,143	2,225
Specified items(a)	(116)	(354)	(470)	(223)	(693)	(1,213)	(1,906)	(1)
Research and development excluding specified items	2,256	2,168	4,424	2,276	6,700	2,537	9,237	2,224

IPRD charge –MyoKardia acquisition	—	—	—	—	—	11,438	11,438	—
Specified items(a)	—	—	—	—	—	(11,438)	(11,438)	—
IPRD charge –MyoKardia acquisition excluding specified items	—	—	—	—	—	—	—	—

Amortization of acquired intangible assets	2,282	2,389	4,671	2,491	7,162	2,526	9,688	2,513
Specified items(a)	(2,282)	(2,389)	(4,671)	(2,491)	(7,162)	(2,526)	(9,688)	(2,513)
Amortization of acquired intangible assets excluding specified items	—	—	—	—	—	—	—	—

Other (income)/expense, net	1,163	(736)	427	(915)	(488)	(1,826)	(2,314)	(702)
Specified items(a)	(1,165)	752	(413)	923	510	1,701	2,211	699
Other (income)/expense, net excluding specified items	(2)	16	14	8	22	(125)	(103)	(3)
(a)    Refer to the Specified Items schedule for further details.

BRISTOL-MYERS SQUIBB COMPANY
RECONCILIATION OF GAAP TO NON-GAAP EPS
(Unaudited, dollars and shares in millions except per share data)

	2020							2021
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year
Earnings/(Loss) before income taxes	$(304)	$1,627	$1,323	$2,257	$3,580	$(10,451)	$(6,871)	$2,530
Specified items(a)	5,022	2,730	7,752	2,256	10,008	14,392	24,400	2,231
Earnings before income taxes excluding specified items	4,718	4,357	9,075	4,513	13,588	3,941	17,529	4,761

Provision/(Benefit) for income taxes	462	1,707	2,169	379	2,548	(424)	2,124	501
Income taxes on specified items(a)	291	3	294	405	699	1,034	1,733	300
Income taxes attributed to Otezla® divestiture(a)	—	(255)	(255)	(11)	(266)	—	(266)	—
Income taxes attributed to internal transfer of intangible assets(a)	—	(853)	(853)	—	(853)	—	(853)	—
Provision for income taxes excluding tax on specified items and income taxes attributed to Otezla® divestiture and internal transfer of intangible assets	753	602	1,355	773	2,128	610	2,738	801

Noncontrolling Interest	9	5	14	6	20	—	20	8
Specified items(a)	—	—	—	—	—	—	—	—
Noncontrolling Interest excluding specified items	9	5	14	6	20	—	20	8

Net Earnings/(Loss) attributable to BMS used for Diluted EPS Calculation - GAAP	(775)	(85)	(860)	1,872	1,012	(10,027)	(9,015)	2,021
Specified items(a)	4,731	3,835	8,566	1,862	10,428	13,358	23,786	1,931
Net Earnings attributable to BMS used for Diluted EPS Calculation excluding specified items - Non-GAAP	3,956	3,750	7,706	3,734	11,440	3,331	14,771	3,952

Weighted-average Common Shares Outstanding - Diluted-GAAP	2,258	2,263	2,261	2,290	2,295	2,252	2,258	2,265
Weighted-average Common Shares Outstanding - Diluted-Non-GAAP	2,298	2,297	2,298	2,290	2,295	2,286	2,293	2,265

Diluted Earnings/(Loss) Per Share - GAAP*	$(0.34)	$(0.04)	$(0.38)	$0.82	$0.44	$(4.45)	$(3.99)	$0.89
Diluted Earnings Per Share attributable to specified items(a)	2.06	1.67	3.73	0.81	4.54	5.91	10.43	0.85
Diluted Earnings Per Share - Non-GAAP*	$1.72	$1.63	$3.35	$1.63	$4.98	$1.46	$6.44	$1.74

Effective Tax Rate	(152.0)%	104.9%	163.9%	16.8%	71.2%	4.1%	(30.9)%	19.8%
Specified items(a)	168.0%	(91.1)%	(149.0)%	0.3%	(55.5)%	11.4%	46.5%	(3.0)%
Effective Tax Rate excluding specified items	16.0%	13.8%	14.9%	17.1%	15.7%	15.5%	15.6%	16.8%
*    Quarterly amounts may not add to the year-to-date amounts, as each period is computed on a discrete basis.
(a)    Refer to the Specified Items schedule for further details. Effective tax rate on the Specified Items represents the difference between the GAAP and Non-GAAP effective tax rate.

BRISTOL-MYERS SQUIBB COMPANY
SELECTED BALANCE SHEET INFORMATION
(Unaudited, dollars in millions)

	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021
Cash and cash equivalents	$15,817	$19,934	$19,435	$14,546	$10,982
Marketable debt securities - current	2,505	1,724	1,720	1,285	1,948
Marketable debt securities - non-current	651	523	495	433	288
Cash, cash equivalents and marketable debt securities	18,973	22,181	21,650	16,264	13,218

Short-term debt obligations	(3,862)	(4,819)	(3,585)	(2,340)	(1,777)
Long-term debt	(42,844)	(41,853)	(41,364)	(48,336)	(44,505)
Net debt position	$(27,733)	$(24,491)	$(23,299)	$(34,412)	$(33,064)

BRISTOL-MYERS SQUIBB COMPANY
2021 FULL YEAR PROJECTED DILUTED EPS FROM OPERATIONS
EXCLUDING PROJECTED SPECIFIED ITEMS

	Full Year 2021
	Pre-tax	Tax	After-tax
Projected Diluted Earnings Attributable to Shareholders per Common Share - GAAP			$3.18 to $3.38

Projected Specified Items:
Purchase price accounting adjustments(a)	4.55	0.40	4.15
Acquisition, restructuring and integration expenses(b)	0.36	0.08	0.28
Equity investment gains and contingent consideration	(0.50)	(0.05)	(0.45)
Intangible asset impairment	0.14	0.03	0.11
Loss on debt redemption	0.12	0.02	0.10
Other	(0.02)	—	(0.02)
Total	4.65	0.48	4.17

Projected Diluted Earnings Attributable to Shareholders per Common Share - Non-GAAP			$7.35 to $7.55
(a)    Includes amortization of acquired intangible assets, unwind of inventory fair value adjustments and amortization of fair value adjustments of debt assumed from Celgene.
(b)    Includes acquisition-related restructuring and integration expenses recognized primarily in Other (income)/expense, net.

The following table summarizes the company's 2021 financial guidance:

Line item	GAAP	Non-GAAP

Revenues	Increasing high-single digits	Increasing high-single digits

Gross margin as a percent of revenue	Approximately 79%	Approximately 80.5%

Marketing, selling and administrative expense	In line with 2020	Increasing low-single digits

Research and development expense	Decreasing low-double digits	Increasing mid-single digits

Effective tax rate	Approximately 22%	Approximately 16%

The GAAP financial results for the full year of 2021 will include specified items, including purchase price accounting adjustments, acquisition and integration expenses, charges associated with restructuring, downsizing and streamlining worldwide operations, impairment of intangible assets, divestiture gains or losses, stock compensation resulting from accelerated vesting of Celgene awards, certain retention-related employee compensation charges related to the Celgene transaction and equity investment and contingent value rights fair value adjustments (including fair value adjustments attributed to limited partnership equity method investments), among other items. The 2021 financial guidance excludes the impact of any potential future strategic acquisitions and divestitures and any specified items that have not yet been identified and quantified. For a fuller discussion of items that could impact full year GAAP results, as well as the use of non-GAAP financial information, see Bristol Myers Squibb Reports First Quarter Financial Results for 2021 on April 29, 2021, including “2021 Financial Guidance” and “Use of non-GAAP Financial Information” therein.